UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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United States Cellular Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, If other than the Registrant)

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FOR IMMEDIATE RELEASE

U.S. Cellular Changes its Annual Meeting of Shareholders to a Virtual Format

Chicago (May 4, 2020) -United States Cellular Corporation (NYSE:USM) today announced that in order to protect the health and safety of employees and shareholders, due to the public health impact of the coronavirus (COVID-19) pandemic, the location of its annual meeting of shareholders has been changed to a virtual format only.

As previously announced, the annual meeting will be held on Tuesday, May 19, 2020 at 8:30 a.m., Central Time. Shareholders will not be able to attend the annual meeting in person. If you were a shareholder of record as of March 26, 2020 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing www.meetingcenter.io/284318107 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received and the meeting password, USM2020.

A notice regarding the change to a virtual meeting (the “Notice”) is being filed with the Securities and Exchange Commission together with this press release. Additional information regarding the Annual Meeting, shareholder participation and voting is provided in the Notice.

About U.S. Cellular
United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 4.9 million connections in 21 states. The Chicago-based company had 5,500 full- and part-time associates as of March 31, 2020. At the end of the first quarter of 2020, Telephone and Data Systems, Inc. owned 83 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.
Contacts
Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary of TDS
312-592-5379
jane.mccahon@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations of TDS
312-592-5341
julie.mathews@tdsinc.com

United States Cellular Corporation
8410 West Bryn Mawr Avenue
Chicago, Illinois 60631

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2020
The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of United States Cellular Corporation (the “Company”), dated April 9, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of the Shareholders to be held May 19, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about May 4, 2020.
THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 19, 2020
To the Shareholders of United States Cellular Corporation:
Due to the public health impact of the coronavirus (COVID-19) pandemic, related governmental actions and the importance of safeguarding the health of all U.S. Cellular stakeholders, the location and format of the Annual Meeting of Shareholders (the “Annual Meeting”) has been changed. As previously announced, the Annual Meeting will be held on Tuesday, May 19, 2020 at 8:30 a.m., central time. However, the meeting will be held in a virtual meeting format only.
Individuals will not be able to attend the Annual Meeting in person. Shareholders as of the close of business on March 26, 2020 (the “Record Date”), or those who hold a legal proxy for the meeting provided by their broker, bank or other nominee, are entitled to participate at the Annual Meeting.
Attending the Virtual Meeting as a Shareholder of Record
If you were a shareholder as of the Record Date (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing www.meetingcenter.io/284318107 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received and the meeting password, USM2020.
Registering to Attend the Annual Meeting as a Beneficial Owner
If you were a beneficial owner as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a valid proxy from your broker, bank or other agent. Once you have received a valid proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Computershare, at legalproxy@computershare.com and should be labeled “Valid Proxy” in the subject line. Please include proof from your broker, bank or other agent of your valid proxy (e.g., a forwarded email from your broker, bank or other agent with your valid proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time, on May 14, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/284318107 and enter your control number and the meeting password, USM2020.
Asking Questions
If you are attending the meeting as a shareholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at www.meetingcenter.io/284318107, entering your control number and meeting password, USM2020, and clicking on the message icon in the upper right hand corner of the page. To return to the main page, click the “I” icon at the top of the screen.

Voting Shares
If you have not already voted your shares in advance, you will be able to vote your shares electronically during the annual meeting by clicking on the “Cast Your Vote” link on the Meeting Center site.
Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the annual meeting. The proxy card will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the annual meeting.
Attending the Annual Meeting as a Guest
If you would like to enter the meeting as a guest in listen-only mode, click on the “I am a guest” button after entering the meeting center at www.meetingcenter.io/284318107 and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.
Shareholder List
A list of names of shareholders entitled to vote at the Annual Meeting will be available during the virtual meeting for examination by shareholders of record and registered beneficial owners who participate in the Annual Meeting by clicking on the “Shareholder List” link on the Meeting Center site.